Property, plant and equipment	12 Months Ended
Dec. 31, 2020
Property, plant and equipment
Property, plant and equipment

C11  Property, plant and equipment

Property, plant and equipment comprise Group occupied properties and tangible assets. Property, plant and equipment also includes right-of-use assets for operating leases of properties occupied by the Group and leases of equipment and other tangible assets. All property, plant and equipment, including the right-of-use assets under operating leases, are held at cost less cumulative depreciation, calculated using the straight-line method, and impairment charge.

The Group does not have any right-of-use assets that would meet the definition of investment property. As at 31 December 2020, total right-of-use assets comprised $429 million (31 December 2019: $569 million) of property and $13 million (31 December 2019: $24 million) of non-property assets. Of the $442 million (31 December 2019: $593 million) total right-of-use assets, $182 million (31 December 2019: $253 million) were held by the Group’s with-profits businesses.

Extension and termination options are included in a number of property and equipment leases across the Group. These are used to maximise operational flexibility in terms of managing the assets used in the Group’s operations. The majority of extension and termination options held are exercisable only by the Group and not by the respective lessor. The Group assesses at lease commencement whether it is reasonably certain to exercise the option. This assertion is revisited if there is a material change in circumstances. As at 31 December 2020, the undiscounted value of lease payments beyond the break period not recognised in the lease liabilities is $179 million (31 December 2019: $185 million).

A reconciliation of the carrying amount of the Group’s property, plant and equipment from the beginning to the end of the years shown is as follows:

	2020 $m				2019 $m
	Group				Group
	occupied	Tangible	Right-of-		occupied	Tangible	Right-of-
	property	assets	use assets	Total	property	assets	use assets	Total
Balance at 1 Jan
Cost	351	687	734	1,772	525	2,089	—	2,614
Accumulated depreciation	(76)	(490)	(141)	(707)	(105)	(714)	—	(819)
Opening net book amount	275	197	593	1,065	420	1,375	—	1,795
Removal of discontinued UK and Europe operations	—	—	—	—	(143)	(1,170)	—	(1,313)
Recognition of right-of-use asset on initial application of IFRS 16	—	—	—	—	—	—	527	527
Arising on acquisitions of subsidiaries	—	—	—	—	6	13	1	20
Additions	3	56	21	80	1	63	196	260
Depreciation and impairment charge	(9)	(64)	(145)	(218)	(9)	(77)	(141)	(227)
Disposals and transfers	(3)	(13)	(25)	(41)	—	(11)	1	(10)
Effect of movements in exchange rates	1	8	(2)	7	—	4	9	13
Balance at 31 Dec	267	184	442	893	275	197	593	1,065
Representing:
Cost	355	707	710	1,772	351	687	734	1,772
Accumulated depreciation	(88)	(523)	(268)	(879)	(76)	(490)	(141)	(707)
Closing net book amount	267	184	442	893	275	197	593	1,065

The Group has non-cancellable property subleases which have been classified as operating leases under IFRS 16. The sublease rental income received in 2020 for the leases is $ 10.8 million (2019: $11 million from continuing operations).

Tangible assets

At 31 December 2020, of the $ 184 million (31 December 2019: $197 million) tangible assets, $72 million (31 December 2019: $83 million) were held by the Group’s with-profits businesses.

Capital expenditure: property, plant and equipment by segment

The capital expenditure in 2020 of $59 million (2019: $64 million) arose as follows: $30 million (2019: $44 million) in Asia and $2 million (2019: $5 million) in the US, with the remaining balance of $27 million (2019: $15 million) arising from corporate expenditure unallocated to a segment.